                                                                  Exhibit 6(a)

                             DISTRIBUTION AGREEMENT

                              OCTOBER 1, 1993

The Winsbury Company Limited Partnership
1900 East Dublin-Granville Road
Columbus, Ohio 43229

Ladies and Gentlemen:

  This is to confirm that, in consideration of the agreements hereinafter contained, the undersigned, The Parkstone Group of Funds, a Massachusetts business trust (the "Trust"), has agreed that The Winsbury Company Limited Partnership, an Ohio limited partnership ("Distributor"), shall be, for the period of this Distribution Agreement (the "Agreement"), the distributor of the shares of beneficial interest of each class of the currently constituted investment portfolios and any additional investment portfolios of the Trust, as each are or will be identified on Schedule A hereto (such current investment portfolios and any additional investment portfolios together called the "Funds"). Such shares of beneficial interest are hereinafter called "Shares."

  1. Services as Distributor.

  1.1 Distributor will act as agent for the distribution of the Shares covered by the registration statement and prospectus of the Trust then in effect under the Securities Act of 1933, as amended (the "1933 Act").

  1.2 Distributor agrees to use appropriate efforts to solicit orders for the sale of the Shares and will undertake such advertising and promotion as it believes reasonable in connection with such solicitation. The Trust understands that Distributor is now and, in the future, may be the distributor of the shares of several investment companies or series (together, "Companies") including Companies having investment objectives similar to those of the Funds of the Trust. The Trust further understands that investors and potential investors in the Trust may invest in shares of such other Companies. The Trust agrees that Distributor's duties to such Companies shall not be deemed in conflict with its duties to the Trust under this paragraph 1.2.

  Except as provided in Section 2 herein, Distributor shall, at its own expense, finance appropriate activities which it deems reasonable which are primarily intended to result in the sale of the Shares, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current Shareholders, and the printing and mailing of sales literature.

  1.3 All activities by Distributor and its partners, agents, and employees as distributor of the Shares shall comply with all applicable laws, rules and regulations, including, without limitation, all rules and regulations made or adopted pursuant to the Investment Company Act of 1940 ("1940 Act") by the Securities and Exchange Commission (the "Commission") or any securities association registered under the Securities Exchange Act of 1934.

  1.4 Distributor will provide one or more persons, during normal business hours, to respond to telephone questions with respect to the Trust.

  1.5 Distributor will transmit any orders received by it for purchase or redemption of the Shares to the transfer agent and custodian for the Funds.

  1.6 Whenever in their judgment such action is warranted by unusual market, economic or political conditions, or by abnormal circumstances of any kind, the Trust's officers may decline to accept any orders for, or make any sales of the Shares until such time as those officers deem it advisable to accept such orders and to make such sales.

  1.7 Distributor will act only on its own behalf as principal if it chooses to enter into selling agreements with selected dealers or others.

  1.8 Distributor shall adopt and maintain compliance standards as to when each class of Shares may be sold to particular investors in accordance with the Order of Exemption granted by the Commission in connection with the Trust's offering of multiple classes of Shares. Distributor further agrees to conform to such standards and shall require all other persons selling Shares of the Trust to conform to such standards.

  1.9 The Trust agrees at its own expense to execute any and all documents and to furnish any and all information and otherwise to take all actions that may be reasonably necessary in connection with the qualification of the Shares for sale in such states as Distributor may designate.

  1.10 The Trust shall furnish from time to time, for use in connection with the sale of the Shares, such information with respect to the Funds and the Shares as Distributor may reasonably request; and the Trust warrants that the statements contained in any such information shall fairly show or represent what they purport to show or represent. The Trust shall also furnish Distributor upon request with: (a) unaudited semi- annual statements of the Funds' books and accounts prepared by the Trust, (b) quarterly earnings statements prepared by the Trust, (c) a monthly itemized list of the securities in the Funds, (d) monthly balance sheets as on as practicable after the end of each month, and (e) from time to time such additional information regarding the financial condition of the Funds as Distributor may reasonably request.

  1.11 The Trust represents to Distributor that all registration statements and prospectuses filed by the Trust with the Commission under the 1933 Act with respect to the Shares have been carefully prepared in conformity with the requirements of the 1933 Act and rules and regulations of the Commission thereunder. As used in this Agreement the terms "registration statement" and "prospectus" shall mean any registration statement and any prospectus and Statement of Additional Information relating to the Funds filed with the Commission and any amendments and supplements thereto which at any time shall have been filed with the Commission. The Trust represents and warrants to Distributor that any registration statement and prospectus, when such registration statement becomes effective, will contain all statements required to be stated therein


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
in conformity with the 1993 Act and the rules and regulations of the Commission; that all statements of fact contained in any such registration statement and prospectus will be true and correct when such registration statement becomes effective; and that neither any registration statement nor any prospectus when such registration statement becomes effective will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of the Shares. The Trust may but shall not be obligated to propose from time to time such amendment or amendments to any registration statement and such supplement or supplements to any prospectus as, in the light of future developments, may, in the opinion of the Trust's counsel, be necessary or advisable. If the Trust shall not propose such amendment or amendments and/or supplement or supplements within fifteen days after receipt by the Trust of a written request from Distributor to do so, Distributor may, at its option, terminate this agreement. The Trust shall not file any amendment to any registration statement or supplement to any prospectus without giving Distributor reasonable notice thereof in advance; provided, however, that nothing contained in this agreement shall in any way limit the Trust's right to file at any time such amendments to any registration statement and/or supplements to any prospectus, of whatever character, as the Trust may deem advisable, such right being in all respects absolute and unconditional.

  1.12 The Trust authorizes Distributor and dealers to use any prospectus in the form furnished from time to time in connection with the sale of the Shares. The Trust agrees to indemnify, defend and hold Distributor, its several partners and employees, and any person who controls Distributor within the meaning of Section 15 of the 1933 Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor, its partners and employees, or any such controlling person, may incur under the 1933 Act or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in any registration statement or any prospectus or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in either any registration statement or any prospectus or necessary to make the statements in either thereof not misleading; provided, however, that the Trust's agreement to indemnify Distributor, its partners or employees, and any such controlling person shall not be deemed to cover any claims, demands, liabilities or expenses arising out of any statements or representations as are contained in any prospectus and in such financial and other statements as are furnished in writing to the Trust by Distributor and used in the answers to the registration statement or in the corresponding statements made in the prospectus, or arising out of or based upon any omission or alleged omission to state a material fact in connection with the giving of such information required to be stated in such answers or necessary to make the answers not misleading; and further provided that the Trust's agreement to indemnify Distributor and the Trust's representations and warranties hereinbefore set forth in paragraph 1.11 shall not be deemed to cover any liability to the Trust or its Shareholders to which Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Distributor's reckless disregard of its obligations and duties under this agreement. The Trust's agreement to indemnify Distributor, its partners and employees, and any such controlling person, as aforesaid, is expressly conditioned





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
upon the Trust's being notified of any action brought against Distributor, its partners or employees, or any such controlling person, such notification to be given by letter or by telegram addressed to the Trust at its principal office in Columbus, Ohio and sent to the Trust by the person against whom such action is brought, within 10 days after the summons or other first legal process shall have been served. The failure to so notify the Trust of any such action shall not relieve the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or allegedly untrue, statement or omission, or alleged omission, otherwise than on account of the Trust's indemnity agreement contained in this paragraph 1.12. The Trust will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by the Trust and approved by Distributor, which approval shall not be unreasonably withheld. In the event the Trust elects to assume the defense of any such suit and retain counsel of good standing approved by Distributor, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Trust does not elect to assume the defense of any such suit, or in case Distributor reasonably does not approve of counsel chosen by the Trust, the Trust will reimburse Distributor, its partners and employees, or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by Distributor or them. The Trust's indemnification agreement contained in this paragraph 1.12 and the Trust's representations and warranties in this agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Distributor, its partners and employees, or any controlling person, and shall survive the delivery of any Shares. This agreement of indemnity will inure exclusively to Distributor's benefit, to the benefit of its several partners and employees, and their respective estates, and to the benefit of the controlling persons and their successors. The Trust agrees promptly to notify Distributor of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees in connection with the issue and sale of any Shares.

  1.13 Distributor agrees to indemnify, defend and hold the Trust, its several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the 1933 Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the costs of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Trust, its officers or Trustees or any such controlling person, may incur under the 1933 Act or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust, its officers or Trustees or such controlling person resulting from such claims or demands, shall arise out of or be based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by Distributor to the Trust and used in the answers to any of the items of the registration statement or in the corresponding statements made in the prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by Distributor to the Trust required to be stated in such answers or necessary to make such information not misleading. Distributor's agreement to indemnify the Trust, its officers and Trustees, and any such controlling person, as aforesaid, is expressly conditioned upon Distributor's being notified of any action brought against the Trust,





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
its officers or Trustees, or any such controlling person, such notification to be given by letter or telegram addressed to Distributor at its principal office in Columbus, Ohio, and sent to Distributor by the person against whom such action is brought, within 10 days after the summons or other first legal process shall have been served. Distributor shall have the right of first control of the defense of such action, with counsel of its own choosing, satisfactory to the Trust, if such action is based solely upon such alleged misstatement or omission on Distributor's part, and in any other event the Trust, its officers or Trustees or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure to so notify Distributor of any such action shall not relieve Distributor from any liability which Distributor may have to the Trust, its officers or Trustees, or to such controlling person by reason of any such untrue or alleged untrue statement, or omission or alleged omission, otherwise than on account of Distributor's indemnity agreement contained in this paragraph 1.13.

  1.14 No Shares shall be offered by either Distributor or the Trust under any of the provisions of this Agreement and no orders for the purchase or sale of Shares hereunder shall be accepted by the Trust if and so long as the effectiveness of the registration statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the 1933 Act or if and so long as a current prospectus as required by Section 10(a) of the 1933 Act is not on file with the Commission; provided, however, that nothing contained in this paragraph 1.14 shall in any way restrict or have an application to or bearing upon the Trust's obligation to repurchase Shares from any Shareholder in accordance with the provisions of the Trust's Prospectus, Declaration of Trust or Code of Regulations.

  1.15 The Trust agrees to advise Distributor as soon as reasonably practical by a notice in writing delivered to Distributor or its counsel:

   (a) of any request by the Commission for amendments to the registration statement or prospectus then in effect or for additional information;

   (b) in the event of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or prospectus then in effect or the initiation by service of process on the Trust of any proceeding for that purpose;

   (c) of the happening of any event that makes untrue any statement of a material fact made in the registration statement or prospectus then in effect or which requires the making of a change in such registration statement or prospectus in order to make the statements therein not misleading; and

   (d) of all action of the Commission with respect to any amendment to any registration statement or prospectus which may from time to time be filed with the Commission.

  For purposes of this section, informal requests by or acts of the Staff of the Commission shall not be deemed actions of or requests by the Commission.


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
  1.16 Distributor agrees on behalf of itself and its partners and employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and its prior, present or potential Shareholders, and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Distributor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

  1.17 This Agreement shall be governed by the laws of the State of Ohio.

  2. Fee.

  The Distributor shall receive from the Funds identified on Schedule B hereto with respect to such Funds' Investor A Shares a distribution fee and/or service fee at the rate and upon the terms and conditions set forth in the Investor A Distribution and Shareholder Service Plan attached as Schedule C hereto, and as amended from time to time. The Distributor shall receive from the Funds identified on Schedule D hereto with respect to such Funds' Investor B Shares a distribution fee and a service fee at the rate and upon the terms and conditions set forth in the Investor B Distribution and Shareholder Service Plan attached as Schedule E hereto, and as amended from time to time. The distribution fees described above shall be accrued daily and shall be paid on the first business day of each month, or at such time(s) as the Distributor shall reasonably request.

  3. Sale and Payment.

  Under this Agreement, the following provisions shall apply with respect to the sale of and payment of Shares of any class sold at an offering price which includes a sales load (collectively, "Load Shares") as described in the prospectuses of any Funds identified on Schedule F hereto (collectively, the "Load Funds" and individually, a "Load Fund"):

   (a) The Distributor shall have the right, as principal, to purchase Load Shares from the Load Funds at their net asset value and to sell such Load Shares to the public against orders therefor at the applicable public offering price, as defined in Section 4 hereof. Distributor shall also have the right, as principal, to sell Load Shares to dealers against orders therefor at the public offering price less a concession determined by the Distributor, which concession shall not exceed the amount of the sales charge or underwriting discount, if any, referred to in Section 4 below.

   (b) Prior to the time of delivery of any Load Shares by a Load Fund to, or on the order of, the Distributor, the Distributor shall pay or cause to be paid to the Load Fund or to its order an amount in federal funds equal to the applicable net asset value of such Load Shares. Distributor may retain so much of any sales charge or underwriting discount as is not allowed by Distributor as a concession to dealers.


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
  4. Public Offering Price.

  The public offering price shall be the net asset value of Load Shares, plus any applicable sales charge, all as set forth in the current prospectus of the Load Fund. The net asset value of Load Shares shall be determined in accordance with the provisions of the Declaration of Trust and Code of Regulations of the Trust and the then current prospectus of the Load Fund.

  5. Issuance of Shares.

  The Load Funds reserve the right to issue, transfer or sell Load Shares at net asset value (a) in connection with the merger or consolidation of the Trust or the Load Fund(s) with any other investment company or the acquisition by the Trust or the Load Fund(s) of all or substantially all of the assets or of the outstanding Shares of any other investment company; (b) in connection with a pro rata distribution directly to the holders of Load Shares in the nature of a stock dividend or split; (c) upon the exercise of subscription rights granted to the holders of Load Shares on a pro rata basis; (d) in connection with the issuance of Load Shares pursuant to any exchange and reinvestment privileges described in any then current prospectus of the Load Fund; and (e) otherwise in accordance with any then current prospectus of the Load Fund.

  6. Redemption and Payment.

  Under this Agreement, the following provisions shall apply with respect to the redemption of and payment for Shares of any class redeemed at net asset value less a contingent deferred sales charge (collectively "CDSC Shares") as described in the prospectuses of any Funds identified on Schedule G hereto (collectively, the "CDSC Funds" and individually a "CDSC Fund"):

   (a) Distributor shall have the right to redeem CDSC Shares from the public on behalf of the CDSC Funds at net asset value less the applicable contingent deferred sales charge.

   (b) Distributor may retain so much of any contingent deferred sales charge as is allowed by Distributor back to dealers as a concession.

  7. Term and Matters Relating to the Trust as a Massachusetts Business Trust.

  This Agreement shall become effective on October 1, 1993, and, unless sooner terminated as provided herein, shall continue until March 31, 1995, and thereafter shall continue automatically for successive annual periods ending on March 31st of each year with respect to each of the Funds, provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or (ii) by "vote of a majority of the outstanding voting securities" (as defined below) of the Trust, provided, however, that in either event the continuance is also approved by the majority of the Trust's Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any party to this agreement, by vote cast in


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
person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on not less than sixty days' notice, by the Trust's Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by Distributor. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

  The names "The Parkstone Group of Funds" and "Trustees of The Parkstone Group of Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of March 25, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Parkstone Group of Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

  Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                                Yours very truly,

                                                THE PARKSTONE GROUP OF FUNDS


                                                By /s/ G. RONALD HENDERSON
                                                  ------------------------------
                                                Name G. Ronald Henderson
                                                    ----------------------------
                                                Title  President
                                                     ---------------------------
Accepted:

THE WINSBURY COMPANY LIMITED PARTNERSHIP

By:  The Winsbury Corporation,
     General Partner

  By /s/ KENNETH B. QUINTENZ
    -----------------------------
  Name Kenneth B. Quintenz
      ---------------------------
  Title  Senior Vice President
       --------------------------

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
Dated: October 1, 1993
                                   Schedule A
                                     to the
                             Distribution Agreement
                    between The Parkstone Group of Funds and
                    The Winsbury Company Limited Partnership
                                October 1, 1993

Name of Fund                                        Date
------------                                        ----
Parkstone U.S. Government Obligations Fund      August 8, 1990
Parkstone Prime Obligations Fund
Parkstone Tax-Free Fund
Parkstone Equity Fund
Parkstone Small Capitalization Fund
Parkstone High Income Equity Fund
Parkstone Bond Fund
Parkstone Limited Maturity Bond Fund
Parkstone Intermediate Government
  Obligations Fund
Parkstone Municipal Bond Fund
Parkstone Michigan Municipal Bond Fund

Parkstone Balanced Fund                         January 21, 1992

Parkstone U.S. Government Income Fund           October 27, 1992

Parkstone International Discovery Fund          December 22, 1992

Parkstone Treasury Fund                         August 26, 1993
Parkstone Municipal Investor Fund

                                                 THE PARKSTONE GROUP OF FUNDS


                                                 By /s/ G. RONALD HENDERSON
                                                   -----------------------------
                                                   G. Ronald Henderson
                                                   President

                                                 THE WINSBURY COMPANY LIMITED
                                                 PARTNERSHIP

                                                 By The Winsbury Corporation,
                                                    General Partner

                                                 By /s/ KENNETH B. QUINTENZ
                                                   -----------------------------
                                                   Kenneth B. Quintenz
                                                   Vice President

Dated: October 1, 1993
                                   Schedule B
                                     to the
                             Distribution Agreement
                    between The Parkstone Group of Funds and
                    The Winsbury Company Limited Partnership
                              October 1, 1993

Name of Investor A Plan Fund                                  Date
----------------------------                                  ----
Parkstone U.S. Government Obligations
  Fund - Investor A Shares                                March 31, 1993
Parkstone Prime Obligations Fund
  Investor A Shares
Parkstone Tax-Free Fund - Investor A
  Shares
Parkstone Equity Fund - Investor A Shares
Parkstone Small Capitalization Fund
  Investor A Shares
Parkstone High Income Equity Fund
  Investor A Shares
Parkstone Bond Fund - Investor A Shares
Parkstone Limited Maturity Bond Fund
  Investor A Shares
Parkstone Intermediate Government
  Obligations Fund - Investor A Shares
Parkstone Municipal Bond Fund -
  Investor A Shares
Parkstone Michigan Municipal Bond Fund
  Investor A Shares
Parkstone Balanced Fund - Investor A Shares
Parkstone U.S. Government Income Fund
  Investor A Shares
Parkstone International Discovery Fund
  Investor A Shares

Parkstone Treasury Fund - Investor A Shares              August 26, 1993
Parkstone Municipal Investor Fund -
  Investor A Shares

THE PARKSTONE GROUP OF FUNDS                 THE WINSBURY COMPANY LIMITED
                                             PARTNERSHIP

By /s/ G. RONALD HENDERSON                    By The Winsbury Corporation,
  ---------------------------                    General Partner
  G. Ronald Henderson
  President

                                              By /s/ KENNETH B. QUINTENZ
                                                ---------------------------
                                                Kenneth B. Quintenz
                                                Vice President

Dated:  October 1, 1993
                                   Schedule C
                                     to the
                             Distribution Agreement
                    between The Parkstone Group of Funds and
                    The Winsbury Company Limited Partnership
                                October 1, 1993

              Investor A Distribution and Shareholder Service Plan

  This Plan (the "Investor A Plan") constitutes a distribution and shareholder service plan of The Parkstone Group of Funds, a Massachusetts business trust (the "Trust"), adopted pursuant Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Investor A Plan relates to the Investor A Shares of those investment portfolios identified on Schedule B to the Trust's Distribution Agreement and as amended form time to time (the "Investor A Plan Funds").

  Section 1. Each Investor A Plan Fund shall pay to The Winsbury Company Limited Partnership, an Ohio limited partnership and the distributor (the "Distributor") of the Trust's shares of beneficial interest of its Investor A class (the "Investor A Shares"), a fee in an amount not to exceed on an annual basis .25% of the average daily net asset value of the Investor A Shares of such Fund (the "Investor A Plan Fee") for: (a) payments the Distributor makes to banks and other institutions and broker/dealers (a "Participating Organization") for distribution assistance and/or Shareholder service pursuant to an agreement with the Participating Organization or for distribution assistance and/or Shareholder service provided by the Distributor pursuant to an agreement between the Distributor and the Trust; or (b) reimbursement of expenses incurred by a Participating Organization pursuant to an agreement in connection with distribution assistance and/or Shareholder service including, but not limited to, the reimbursement of expenses relating to printing and distributing prospectuses to persons other than Shareholders of an Investor A Plan Fund, printing and distributing advertising and sales literature and reports to Shareholders used in connection with the sale of Investor A Shares, and personnel and communication equipment used in servicing Shareholder accounts and prospective shareholder inquiries. For purposes of the Investor A Plan, a Participating Organization may include the Distributor or any of its affiliates or subsidiaries.

  Section 2. The Investor A Plan Fee shall be paid by the Investor A Plan Funds to the Distributor only to compensate or to reimburse the Distributor for payments or expenses incurred pursuant to Section 1.

  Section 3. The Investor A Plan shall not take effect with respect to an Investor A Plan Fund until it has been approved by a vote of at least a majority of the outstanding Investor A Shares of such Fund.

  Section 4. The Investor A Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Trustees of the Trust, and (b) the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on the Investor A Plan or such agreement.

  Section 5. The Investor A Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of the Investor A Plan in Section 4.

  Section 6. Any person authorized to direct the disposition of monies paid or payable by the Investor A Plan Funds pursuant to the Investor A Plan or any related agreement shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

  Section 7. The Investor A Plan may be terminated at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Investor A Shares of an Investor A Plan Fund.

  Section 8. All agreements with any person relating to implementation of the Investor A Plan shall be in writing, and any agreement related to the Investor A Plan shall provide:

   (a) That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Investor A Shares of the Investor A Plan Fund, on not more than 60 days' written notice to any other party to the agreement; and

  (b) That such agreement shall terminate automatically in the event of its assignment.

  Section 9. The Investor A Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 1 hereof without approval in the manner provided in Section 3 hereof, and all material amendments to the Investor A Plan shall be approved in the manner provided for approval of the Investor A Plan in Section 4.

  Section 10. As used in the Investor A Plan, (a) the term "Independent Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of the Investor A Plan or any agreements related to it, and (b) the terms "assignment", "interested person" and "majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

THE PARKSTONE GROUP OF FUNDS                  THE WINSBURY COMPANY LIMITED
                                              PARTNERSHIP

By /s/ G. RONALD HENDERSON                    By The Winsbury Corporation,
  ------------------------------                 General Partner
       G. Ronald Henderson
       President

                                              By /s/ KENNETH B. QUINTENZ
                                                ----------------------------
                                                     Kenneth B. Quintenz
                                                     Vice President

                                                       Dated: October 1, 1993
                                   Schedule D
                                     to the
                             Distribution Agreement
                    between The Parkstone Group of Funds and
                    The Winsbury Company Limited Partnership
                                October 1, 1993

Name of Investor B Plan Fund                          Date
----------------------------                          ----
Parkstone Equity Fund - Investor B Shares         March 31, 1993
Parkstone Small Capitalization Fund
  Investor B Shares
Parkstone High Income Equity Fund
  Investor B Shares
Parkstone Bond Fund - Investor B Shares
Parkstone Limited Maturity Bond Fund
  Investor B Shares
Parkstone Intermediate Government
  Obligations Fund - Investor B Shares
Parkstone Municipal Bond Fund - Investor
  B Shares
Parkstone Michigan Municipal Bond Fund
  Investor B Shares
Parkstone Balanced Fund - Investor B Shares
Parkstone U.S. Government Income Fund
  Investor B Shares
Parkstone International Discovery Fund
  Investor B Shares

THE PARKSTONE GROUP OF FUNDS               THE WINSBURY COMPANY LIMITED
                                           PARTNERSHIP

By /s/ G. RONALD HENDERSON                 By The Winsbury Corporation,
  ---------------------------                 General Partner
       G. Ronald Henderson
       President

                                           By /s/ KENNETH B. QUINTENZ
                                             ----------------------------
                                                  Kenneth B. Quintenz
                                                  Vice President

                                                      Dated: October 1, 1993
                                   Schedule E
                                     to the
                             Distribution Agreement
                    between The Parkstone Group of Funds and
                    The Winsbury Company Limited Partnership
                                 October 1, 1993

              Investor B Distribution and Shareholder Service Plan

  This Plan (the "Investor B Plan") constitutes a distribution and shareholder service plan of The Parkstone Group of Funds, a Massachusetts business trust ("the Trust"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Investor B Plan relates to the Investor B Shares of those investment portfolios identified on Schedule D to the Trust's Distribution Agreement and as amended from time to time (the "Investor B Plan Funds").

  Section 1. Each Investor B Plan Fund is authorized to pay to The Winsbury Company Limited Partnership, an Ohio limited partnership and the distributor (the "Distributor") of the Trust's shares of beneficial interest of its Investor B class (the "Investor B Shares");

   (a) a distribution fee in an amount not to exceed on an annual basis .75% of the average daily net asset value of the Investor B shares of such Fund (the "Distribution Fee") for: (i) payments the Distributor makes to banks and other institutions and broker/dealers (a "Participating Organization") for distribution assistance pursuant to an agreement with the Participating Organization or for distribution assistance provided by the Distributor pursuant to an agreement between the Distributor and the Trust; or (ii) reimbursement of expenses incurred by a Participating Organization pursuant to an agreement in connection with distribution assistance including, but not limited to, the reimbursement of expense relating to printing and distributing prospectuses to persons other than Shareholders of an Investor B Plan Fund, printing and distributing advertising and sales literature and reports to Shareholders for use in connection with the sales of Investor B Shares, processing purchase, exchange and redemption requests from customers and placing orders with the Distributor or the Trust's transfer agent, and personnel and communication equipment used in servicing Shareholder accounts and prospective shareholder inquiries; and

   (b) a service fee in an amount not to exceed on an annual basis .25% of the average daily net asset value of the Investor B Shares of such Fund (the "Service Fee") for (i) payments the Distributor makes to a Participating Organization for Shareholder services pursuant to an agreement with the Participating Organization or for Shareholder services provided by the Distributor pursuant to an agreement between the Distributor and the Trust; or (ii) reimbursement of expenses incurred by a Participating Organization pursuant to an agreement in connection with

  Shareholder service including, but not limited to, personal, continuing services to investors in the Investor B Shares of a Fund, providing sub-accounting with respect to Investor B Shares beneficially owned by customers or the information necessary for sub-accounting, arranging for bank wires, and providing office space, equipment, telephone facilities and various personnel including clerical, supervisory and computer, as is necessary or beneficial in connection therewith.

For purposes of the Investor B Plan, a Participating Organization may include the Distributor or any of its affiliates or subsidiaries.

  Section 2. The Distribution Fee and the Service Fee shall be paid by the Investor B Plan Funds to the Distributor only to compensate or to reimburse the Distributor for payments or expenses incurred pursuant to Section 1.

  Section 3. The Investor B Plan shall not take effect with respect to the Investor B Shares of any Investor B Plan Fund until it has been approved by a vote of the initial Shareholder of the Investor B Shares of such Fund.

  Section 4. The Investor B Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder of both (a) the Trustees of the Trust, and (b) the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on the Investor B Plan or such agreement.

  Section 5. The Investor B Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of the Investor B Plan in Section 4.

  Section 6. Any person authorized to direct the disposition of monies paid or payable by the Investor B Plan Funds pursuant to the Investor B Plan or any related agreement shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

  Section 7. The Investor B Plan may be terminated at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Investor B Shares of an Investor B Plan Fund.

  Section 8. All agreements with any person relating to implementation of the Investor B Plan shall be in writing, and any agreements related to the Investor B Plan shall provide:

   (a) That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Investor B Shares of the Investor B Plan Fund, on not more than 60 days' written notice to any other party to the agreement; and

   (b) That such agreement shall terminate automatically in the event of its assignment.

  Section 9. The Investor B Plan may not be amended to increase materially the amount of the Distribution Fee and Service Fee permitted pursuant to Section 1 hereof until any such amendment has been approved by a vote of at least a majority of the outstanding Investor B Shares of such Fund, and all material amendments to the Investor B Plan shall be approved in the manner provided for approval of the Investor B Plan in Section 4.

  Section 10. As used in the Investor B Plan, (a) the term "Independent Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of the Investor B Plan or any agreements related to it, and (b) the terms "assignment," "interested person" and "majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.


THE PARKSTONE GROUP OF FUNDS           THE WINSBURY COMPANY LIMITED
                                       PARTNERSHIP

By /s/ G. RONALD HENDERSON             By The Winsbury Corporation,
   -----------------------                General Partner
   G. Ronald Henderson
   President

                                       By /s/ KENNETH B. QUINTENZ
                                          -----------------------
                                          Kenneth B. Quintenz
                                          Vice President

                                                      Dated: October 1, 1993

                                   Schedule F
                                     to the
                             Distribution Agreement
                    between The Parkstone Group of Funds and
                    The Winsbury Company Limited Partnership
                                 October 1, 1993

Name of Load Fund                                          Date
-----------------                                          ----
Parkstone Equity Fund - Investor A Shares              March 31, 1993
Parkstone Small Capitalization Fund
  Investor A Shares
Parkstone High Income Equity Fund
  Investor A Shares
Parkstone Bond Fund - Investor A Shares
Parkstone Limited Maturity Bond Fund
  Investor A Shares
Parkstone Intermediate Government
  Obligations Fund - Investor A Shares
Parkstone Municipal Bond Fund -
  Investor A Shares
Parkstone Michigan Municipal Bond Fund
  Investor A Shares
Parkstone Balanced Fund - Investor A Shares
Parkstone U.S. Government Income Fund
  Investor A Shares
Parkstone International Discovery Fund
  Investor A Shares


THE PARKSTONE GROUP OF FUNDS                  THE WINSBURY COMPANY LIMITED
                                              PARTNERSHIP

By /s/ G. RONALD HENDERSON                    By The Winsbury Corporation,
   -----------------------                       General Partner
   G. Ronald Henderson
   President

                                              By /s/ KENNETH B. QUINTENZ
                                                 -------------------------
                                                 Kenneth B. Quintenz
                                                 Vice President

                                                        Dated: October 1, 1993

                                   Schedule G
                                     to the
                             Distribution Agreement
                    between The Parkstone Group of Funds and
                    The Winsbury Company Limited Partnership
                                October 1, 1993

Name of CDSC Fund                                 Date
-----------------                                 ----
Parkstone Equity Fund - Investor B Shares     March 31, 1993
Parkstone Small Capitalization Fund
  Investor B Shares
Parkstone High Income Equity Fund
  Investor B Shares
Parkstone Bond Fund - Investor B Shares
Parkstone Limited Maturity Bond Fund
  Investor B Shares
Parkstone Intermediate Government
  Obligations Fund - Investor B Shares
Parkstone Municipal Bond Fund -
  Investor B Shares
Parkstone Michigan Municipal Bond Fund
  Investor B Shares
Parkstone Balanced Fund - Investor B Shares
Parkstone U.S. Government Income Fund
  Investor B Shares
Parkstone International Discovery Fund
  Investor B Shares


THE PARKSTONE GROUP OF FUNDS              THE WINSBURY COMPANY LIMITED
                                          PARTNERSHIP

By /s/ G. RONALD HENDERSON                By The Winsbury Corporation,
   -----------------------                   General Partner
   G. Ronald Henderson
   President

                                          By /s/ KENNETH B. QUINTENZ
                                             -----------------------
                                             Kenneth B. Quintenz
                                             Vice President


                                      G-1